UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 10, 2026

Digital Brands Group, Inc.

(Exact name of registrant as specified in its charter)

Nevada	001-40400	46-1942864
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification Number)

350 Texas Ave, Suite 250, Round Rock, TX 78664

(Address of principal executive offices, including Zip Code)

Registrant’s telephone number, including area code: (212) 524-6860

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	DBGI	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01 Regulation FD Disclosure.

On September 10, 2026, Digital Brands Group, Inc. (the “Company”) issued a press release providing an investor update regarding two matters: (i) details on the Company’s U.S. Program, a two-year, $165 million binding contract to provide apparel, footwear, and toiletries, previously disclosed in the Company’s Current Reports on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on July 27, 2026 and September 2, 2026; and (ii) an update on the Company’s go-private strategic review process, including the status of the 60-day “go-shop” period ending October 5, 2026.

The September 2, 2026 filing announced a binding contract securing $3.3 million in guaranteed cash flow from September 1 through December 31, 2026, from the first two markets of the larger U.S. Program. The program serves 771,481 U.S. residents across dozens of cities who are re-entering the workforce, with total program units of 23,915,880. The Company forecasts a 15% to 18% cash flow margin for this initiative.

A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

The information in this Item 7.01, including Exhibit 99.1 attached hereto, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description
99.1	Press Release dated September 10, 2026
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DIGITAL BRANDS GROUP, INC.

Date: September 11, 2026	By:	/s/ John Hilburn Davis IV
	Name:	John Hilburn Davis IV
	Title:	President and Chief Executive Officer